Non-Controlling Interest	12 Months Ended
Dec. 31, 2021
Disclosure of non-controlling interests [text block] [Abstract]
NON-CONTROLLING INTEREST

26. NON-CONTROLLING INTEREST

Non-controlling interests represent equity interests in the Partnership that are not attributable to the Company. As of December 31, 2021, the Corporation held general partnership interest representing approximately 24% economic interest in the Partnership. The remaining 76% economic interest represents exchangeable units held by the limited partnership unit holders.

Pursuant to the terms of the partnership agreement, Partnership exchangeable units are entitled to distributions from Partnership in an amount equal to any dividends or distributions that are declared and paid with respect to the Telesat Public Shares and Class C Shares of the Company. Additionally, each holder of a Partnership exchangeable unit is entitled to vote in respect of matters on which holders of the Company’s common shares are entitled to vote through a special voting share of the Company. Any time after the one year anniversary of the Transaction’s effective date, the holder of a Partnership exchangeable unit will have the right to require the Partnership to exchange all or any portion of such holder’s Partnership exchangeable units for the Company’s common shares at a ratio of one common share for each Partnership exchangeable unit, subject to the Company’s right as the general partner of the Partnership, in its sole discretion, to deliver a cash payment in lieu of its common shares. If it elects to make a cash payment in lieu of issuing common shares, the amount of the payment will be the weighted average trading price of the Telesat Public Shares on the New York Stock Exchange for the 20 consecutive trading days ending on the last business day prior to the exchange date.

Net income attributable to non-controlling interests for 2021 represents the non-controlling interests’ portion of the Partnership’s net income from November 19, 2021 to December 31, 2021.